Exhibit 99.1

                             Kerr-McGee Corporation
                      Second Quarter and Year-to-Date 2003
                  Reconciliation of GAAP to Adjusted Net Income
                                    Unaudited

                                                            Second Quarter 2003                        Year-to-Date 2003
                                                    -----------------------------------       ----------------------------------
                                                                               Adjusted                                 Adjusted
                                                                  Special     After-tax                    Special     After-tax
Millions of dollars                                 Reported        Items        Income      Reported        Items        Income
                                                    --------      -------     ---------      --------      -------     ---------
                                                      GAAP                     Non-GAAP       GAAP                      Non-GAAP

Operating Profit
    Exploration and production -
       Domestic                                      $ 246.8       $ (0.5)      $ 246.3       $ 528.8       $ 12.5       $ 541.3
       North Sea                                        86.9            -          86.9         211.0            -         211.0
       Other international                               5.3            -           5.3          11.8            -          11.8
       Asset impairment                                  0.4         (0.4)            -           0.5         (0.5)            -
                                                     -------       ------       -------       -------       ------       -------
         Total Production Operations                   339.4         (0.9)        338.5         752.1         12.0         764.1
       Exploration expense                             (66.6)           -         (66.6)       (207.1)           -        (207.1)
                                                     -------       ------       -------       -------       ------       -------
                                                       272.8         (0.9)        271.9         545.0         12.0         557.0
                                                     -------       ------       -------       -------       ------       -------
    Chemicals -
       Pigment                                         (14.2)        29.3          15.1          (6.8)        36.7          29.9
       Other                                            (8.4)         8.1          (0.3)        (18.4)        17.9          (0.5)
                                                     -------       ------       -------       -------       ------       -------
                                                       (22.6)        37.4          14.8         (25.2)        54.6          29.4
                                                     -------       ------       -------       -------       ------       -------
    Total                                              250.2         36.5         286.7         519.8         66.6         586.4
                                                     -------       ------       -------       -------       ------       -------

Net Interest Expense                                   (62.1)           -         (62.1)       (125.9)           -        (125.9)
Loss from Equity Affiliates                             (6.7)           -          (6.7)        (12.8)           -         (12.8)
Derivatives and Devon Stock Revaluation                 (2.2)         2.2             -          (1.3)         1.3             -
Foreign Currency Gains (Losses)                        (16.5)        16.5             -         (13.1)        13.1             -
Other Expense                                          (41.9)         1.5         (40.4)        (75.8)        13.8         (62.0)
Taxes on Income                                        (51.0)       (13.5)        (64.5)       (116.9)       (28.5)       (145.4)
                                                     -------       ------       -------       -------       ------       -------
Income from Continuing Operations                    $  69.8       $ 43.2       $ 113.0       $ 174.0       $ 66.3       $ 240.3
Discontinued Operations, net of taxes                   (0.2)           -          (0.2)          0.2            -           0.2
Cumulative Effect of Change in Acctg Principle, net        -            -             -         (34.7)           -         (34.7)
                                                     -------       ------       -------       -------       ------       -------
Net Income                                           $  69.6       $ 43.2       $ 112.8       $ 139.5       $ 66.3       $ 205.8
                                                     -------       ------       -------       -------       ------       -------

Net Operating Profit
    Exploration and production                       $ 169.7         (0.5)      $ 169.2       $ 337.1       $  8.2       $ 345.3
    Chemicals - Pigment                                 (9.0)        19.1          10.1          (2.9)        23.9          21.0
    Chemicals - Other                                   (5.5)         5.3          (0.2)        (12.0)        11.5          (0.5)
                                                     -------       ------       -------       -------       ------       -------
    Total                                              155.2         23.9         179.1         322.2         43.6         365.8
Net Interest Expense                                   (38.8)           -         (38.8)        (80.3)           -         (80.3)
Loss from Equity Affiliates                             (4.3)           -          (4.3)         (8.3)           -          (8.3)
Derivatives and Devon Stock Revaluation                 (1.4)         1.4             -          (0.8)         0.8             -
Foreign Currency Gains (Losses)                        (17.0)        17.0             -         (13.0)        13.0             -
Other Expense                                          (23.9)         0.9         (23.0)        (45.8)         8.9         (36.9)
                                                     -------       ------       -------       -------       ------       -------
Income from Continuing Operations                    $  69.8       $ 43.2       $ 113.0       $ 174.0       $ 66.3       $ 240.3
Discontinued Operations, net of taxes                   (0.2)           -          (0.2)          0.2            -           0.2
Cumulative Effect of Change in Acctg Principle, net        -            -             -         (34.7)           -         (34.7)
                                                     -------       ------       -------       -------       ------       -------
Net Income                                           $  69.6       $ 43.2       $ 112.8       $ 139.5       $ 66.3       $ 205.8
                                                     -------       ------       -------       -------       ------       -------



Adjusted after-tax earnings exclude special items that management deems to not be reflective of the company's core operations. This measure is a non-GAAP financial measure. However, management believes that this non-GAAP financial measure provides better insight into the company's core earnings and that this non-GAAP measure enables investors and analysts to better compare results with those of other companies by eliminating items that may be unique to the company. Other companies may define special items differently, and the company cannot assure that adjusted after-tax earnings are comparable with similar titled amounts for other companies.